UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 18, 2006

OPEN ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-50450	98-0370750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

514 Via De La Valle, Suite 200, Solana Beach, CA 92075
(Address of principal executive offices, including zip code)

(858)794-8800
(Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment of 0% Subordinated Mandatory Convertible Debentures and Common Stock Purchase Warrants

As previously disclosed in current reports on Form 8-K filed on February 28, 2006 and March 20, 2006, we issued and sold to certain accredited investors 0% subordinated mandatory convertible debentures in the aggregate principal amount of $5,250,000, and common stock purchase warrants to purchase up to an aggregate of 2,354,261 shares of common stock. The sales of these securities occurred in February and March of 2006.

In July 2006, we and the holders of the 0% subordinated mandatory convertible debentures and associated warrants agreed to amend such instruments effective as of their original issue date to provide for a minimum conversion price for the 0% subordinated mandatory convertible debentures and a minimum warrant exercise price of $0.05. The warrants were also amended to fix the aggregate number of warrant shares that are issuable to the number of shares of common stock for which the warrants were exercisable at the time the warrants were originally granted (2,354,261).

The foregoing descriptions are qualified in their entirety by reference to the amended debentures and warrants filed as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8 to this report.

Amendment of Agreements with Cornell Capital Partners, LP

In March 2006, we entered into agreements with Cornell Capital Partners, LP, including without limitation, a securities purchase agreement, investor registration rights agreements, secured convertible debentures and warrants, pursuant to which we agreed to issue and sell to Cornell up to an aggregate of $15,000,000 in principal amount of secured convertible debentures and warrants to purchase up to an aggregate of 10,000,000 shares of common stock.

Cornell purchased $10,000,000 of the secured convertible debentures on March 31, 2006. Half of the net proceeds from the sale of the debentures were delivered to us, and half of the net proceeds were held in escrow until the filing of a registration statement for the sale by Cornell of the shares which may be acquired upon conversion or default under the secured convertible debentures and upon exercise of the warrants. Such registration statement was filed in May 2006, and the $5,000,000 balance of the net proceeds was paid to us. Prior to the August 2006 amendments to the investment agreements described below, Cornell was obligated to purchase another $5,000,000 of the secured convertible debentures on the date the registration statement is declared effective by the SEC.

In July 2006, we and Cornell agreed to amend the investment agreements described above, effective as of their original issue dates, as follows:

•	to provide for a floor price of $0.05 on the adjustable conversion price of the secured convertible debentures;

•
to provide for a floor price of $0.05 per share on the exercise price of the warrants applicable to adjustments with respect to certain future issuances of securities by us, and upon certain distributions of assets and similar recapitalization events;

•	to extend the deadline for having the registration statement under the investor registration rights agreement declared effective until August 12, 2006; and

•	to cap liquidated damages payable in respect of failure to have an effective registration statement at 15% of the liquidated value of the debentures outstanding.

In addition, on August 17, 2006, we and Cornell agreed to further amend the investment agreements described above, as follows:

•
to provide for the purchase by Cornell of $1,500,000 of the remaining secured convertible debentures as of the date of the amendment, with the remaining $3,500,000 to be purchased by Cornell upon the effectiveness of the registration statement that we are required to file pursuant to the investor registration rights agreement;

•
to waive any breaches of the investment agreements with Cornell related to our tax withholding liabilities more fully described in Amendment No. 2 to our Form 8-K/A filed with the SEC on August 8, 2006;

•	to further extend the deadline under the investor registration rights agreement for having a registration statement declared effective until September 5, 2006; and

•
to reduce the exercise price of the warrant to be issued in connection with Cornell's purchase of the remaining $5,000,000 of secured convertible debentures to $.80 from $1.50 per share, and increase the total number of warrant shares underlying such warrant to 6,250,000 from 3,000,000. Such warrant was issued on the date of the amendment.

In addition, Cornell granted us a waiver of certain of the restrictive covenants contained in the investment agreements to permit us to take certain remedial actions relative to our tax withholding liabilities described in the August 8, 2006 Form 8-K/A, including the following with respect to any officer or employee: repurchasing vested shares, canceling any unvested shares, granting substitute equity awards, or permitting such persons to sell, pledge or transfer their shares shares.

The foregoing descriptions are qualified in their entirety by reference to the amended investment agreements filed as Exhibits 99.9, 99.10, 99.11, 99.12, 99.13, 99.14, 99.15, 99.16, 99.17 and 99.18 to this report.

Amendment of Prueitt License Agreement

In July 2006, our company and Dr. Melvin Prueitt signed an Amended and Restated Technology License Agreement related to Suncone™ CSP (concentrating solar power) technology.  This agreement allows use of Dr. Prueitt's patent-pending technology including use of it in connection with collecting solar energy for both electrical power generation and water desalination.  Material changes to the original agreement are:

•	elimination of our minimum royalty payment obligations;
•	replacement of a staggered royalty rate structure with a flat percentage equal to the prior lowest staggered royalty rate;
•
modification of the vesting schedule applicable to the warrant granted to Dr. Prueitt in connection with the license agreement to provide for quarterly vesting of 300,000 shares beginning on September 30, 2006 (with the final 133,438 shares vesting on June 30, 2008), and modification of the warrant to survive any termination of the license agreement, such that it will expire only pursuant to its own terms; and

•	the addition of the right of either party to terminate the agreement upon 90 days notice without cause.

 If not terminated earlier, the license provided by the license agreement will expire the later of January 27, 2026 or the date of expiration of the last to expire of any issued patent within the patent rights subject to the license agreement.  We also agreed to fund a six month development project to develop a working prototype of a solar collector and to expend or devote resources equal to at least $300,000 during such time period, which obligation has been satisfied.

The foregoing descriptions are qualified in their entirety by reference to the Amended and Restated Technology License Agreement and Warrant to Purchase Common Stock filed as Exhibits 99.19 and 99.20 to this report.

Technology Consulting Agreement with Dr. Prueitt

On July 10, 2006, we entered into a technology consulting agreement with Dr. Prueitt pursuant to which Dr. Prueitt will work with us to develop and commercialize Suncone™ CSP, assist in the identification and development of new renewable energy and water desalination and related Suncone™ CSP technologies and to provide other related services. Dr. Prueitt will receive up to $10,000 per month for these services (payable upon monthly invoices), and will be reimbursed for reasonably necessary expenses. As previously agreed, we will issue and sell to Dr. Prueitt 100,000 shares of common stock in consideration of the termination of minimum royalties provided in the original Suncone™ CSP Technology License Agreement and the Amended and Restated Technology License Agreement dated July 10, 2006, which shares we agreed to register for resale on the next registration statement we file with the SEC.

We will own all the intellectual property rights related to Suncone™ CSP for work done by Dr. Prueitt under the agreement. In addition, Dr. Prueitt has granted us a right of first negotiation and right of first refusal related to developments in the field of production of renewable energy, the desalination of water and related industrial applications, except for developments related to the kinetic pump or ocean thermal energy conversion. The agreement supersedes all previous agreements between us and Dr. Prueitt relating to his engagement as a consultant and related compensation, including the Amended and Restated Technology License Agreement dated March 17, 2005 and the Technology Consulting Agreement dated August 20, 2005. Either party may terminate the agreement, with or without cause, upon 90 days written notice.

The foregoing descriptions are qualified in their entirety by reference to the Technology Consulting Agreement filed as Exhibit 99.21 to this report.

Lease of Manufacturing Space in Grass Valley

On April 12, 2006, we entered into a lease agreement with J.R. Associates, 11 to lease approximately 8,000 square feet of additional manufacturing space located at 1415 Whispering Pines Lane, Grass Valley, California. This lease is for a three year term beginning October 1, 2006. We have agreed to pay $5,972 per month for the first 12 months for the additional space. In addition, we are responsible for paying the following expenses under the agreement related to the leased property: real property taxes, utilities, insurance premiums, common area expenses (pro rata share), impounds for insurance premiums and property taxes, maintenance, repairs and alterations.

The foregoing descriptions are qualified in their entirety by reference to the office lease filed as Exhibit 99.22 to this report.

Employment Agreement with Don Rogers

On April 4, 2006, we appointed Don Rogers Executive Vice President, East Coast Operations, and entered into an employment agreement with him. The term of his employment agreement is through March 31, 2007. The agreement provides for an annual base salary of CDN $150,000 plus annual bonuses as determined by our board of directors, based upon our financial performance and Mr. Roger's performance. In addition, we agreed to grant Mr. Rogers an option to acquire 150,000 shares of our common stock, which option vests quarterly, provided that he remains employed by us, through March 31, 2009, at an exercise price of $1.50 per share. Such option has not yet been granted and we intend to grant such option pursuant to a special, non-stockholder approved option plan. If Mr. Rogers is terminated without just cause after March 31, 2007, we are obligated to pay him the greater of five months’ base salary or the severance required by the laws of Aurora, Ontario where he is employed. Finally, Mr. Rogers is entitled to certain benefits and reimbursement of expenses, as set out in the employment agreement.

The foregoing descriptions are qualified in their entirety by reference to the employment agreement filed as Exhibit 99.23  to this report.

Compensatory Grants of Shares of Common Stock

On April 10, 2006, we agreed to grant to a non-executive employee 75,000 restricted shares of our common stock pursuant to the terms of an employment agreement. Such shares are granted in equal quarterly installments, commencing in June 2006, subject to continued employment with us, with the last installment scheduled to be made on March 31, 2009. On February 9, 2006, we granted 10,000 shares of restricted stock to another non-executive employee as compensation. The grants to these employees were approved by our board of directors, without stockholder approval.

Customatrix Agreement

On December 1, 2005, we entered into a Financial & Management Accounting Services Project Work Agreement with Customatrix, Inc., a corporation 50% owned by Cheryl Bostater, our chief financial officer. Pursuant to this agreement, Customatrix has agreed to provide bookkeeping services until a controller was hired (which hiring occurred in April 2006), as well as other financial advisory services as required at an hourly rate ranging from $40 to $170 per hour based on the level of services requested. Either party may terminate the agreement upon 30 days prior written notice. On May 18, 2006, we entered into an engagement letter with Customatrix to provide a purchase price allocation under SFAS No. 141 for Connect Renewable Energy, Inc. and Solar Roofing Systems, Inc. for a fixed fee of $16,000.

The foregoing descriptions are qualified in their entirety by reference to the Financial & Management Accounting Services Project Work Agreement filed as Exhibit 99.24.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Second Amended and Restated Common Stock Purchase Warrant issued to Coach Capital LLC

99.2	Second Amended and Restated Common Stock Purchase Warrant issued to Eversource Group Limited

99.3	Second Amended and Restated Common Stock Purchase Warrant issued to Bank Sal. Oppenheim jr. & Cie (Schweiz) AG

99.4	Second Amended and Restated Common Stock Purchase Warrant issued to Nadelson Internacional S.A.

99.5	Second Amended and Restated 0% Subordinated Mandatory Convertible Debenture issued to Coach Capital LLC

99.6	Second Amended and Restated 0% Subordinated Mandatory Convertible Debenture issued to Eversource Group Limited

99.7	Second Amended and Restated 0% Subordinated Mandatory Convertible Debenture issued to Bank Sal. Oppenheim jr. & Cie (Schweiz) AG

99.8	Second Amended and Restated 0% Subordinated Mandatory Convertible Debenture issued to Nadelson Internacional S.A.

99.9	Amendment No. 2 to Investor Registration Rights Agreement with Cornell Capital Partners, LP

99.10	Amendment No. 2 to Securities Purchase Agreement with Cornell Capital Partners, LP

99.11	Warrant to Purchase Common Stock Issued to Cornell Capital Partners, LP

99.12	Waiver with Cornell Capital Partners, LP

99.13	Secured Convertible Debenture No. CCP-3 issued to Cornell Capital Partners, LP

99.14	Amendment No. 1 to Securities Purchase Agreement with Cornell Capital Partners, LP

99.15	Amendment No. 1 to Secured Convertible Debenture No. CCP-1 issued to Cornell Capital Partners, LP

99.16	Amendment No. 1 to Secured Convertible Debenture No. CCP-2 issued to Cornell Capital Partners, LP

99.17	Amendment No. 1 to Warrant No. CCP-001 issued to Cornell Capital Partners, LP

99.18	Amendment No. 1 to Warrant No. CCP-002 issued to Cornell Capital Partners, LP

99.19	Amended and Restated Technology License Agreement dated July 10, 2006 with Dr. Melvin Prueitt

99.20	Common Stock Purchase Warrant dated July 10, 2006 issued to Dr. Melvin Prueitt

99.21	Technology Consulting Agreement dated July 10, 2006 with Dr. Melvin Prueitt

99.22	Office Lease dated April 12, 2006 with JR Associates, 11

99.23	Don Rogers Employment Agreement dated April 4, 2006

99.24	Financial & Management Accounting Services Project Work Agreement dated May 18, 2006 with Customatrix, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN ENERGY CORPORATION

Date: August 18, 2006	By:	/s/ Cheryl Bostater
Cheryl Bostater
Chief Financial Officer